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                                                                  Exhibit 99.1


                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Angelica Corporation (the "Company") on Form 10-Q for the period ending July 27, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Don W. Hubble, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)      The Report fully complies with the requirements of
                           Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                /s/ Don W. Hubble
                                -----------------------------------------------
                                Don W. Hubble
                                Chief Executive Officer of Angelica Corporation

                                September 9, 2002


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                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Angelica Corporation (the "Company") on Form 10-Q for the period ending July 27, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
T. M. Armstrong, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)      The Report fully complies with the requirements of
                           Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                /s/ T. M. Armstrong
                                -----------------------------------------------
                                T. M. Armstrong
                                Chief Financial Officer of Angelica Corporation

                                September 9, 2002